UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2017

AURORA DIAGNOSTICS HOLDINGS, LLC

(Exact name of registrant as specified in charter)

Delaware	333-176790	20-4918072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11025 RCA Center Drive, Suite 300, Palm Beach Gardens, Florida 33410

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 420-5512

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On May 5, 2017, Aurora Diagnostics Holdings, LLC (the “Company”) entered into a supplemental indenture (the “Tenth Supplemental Indenture”) to the indenture governing the Company’s 10.750% Senior Notes due 2018 (the “Notes”), dated as of December 20, 2010 (as amended or supplemented, the “Indenture”), by and among the Company, Aurora Diagnostics Financing, Inc., the guarantors party thereto and U.S. Bank National Association, as trustee (the “Trustee”), following receipt of the requisite consents required to approve the amendments to the Indenture (the “Amendments”), pursuant to the Company’s exchange offer and consent solicitation that commenced on April 24, 2017. The Amendments, among other things, deleted substantially all of the restrictive covenants as well as certain events of default set forth in the Indenture and the Notes.

The foregoing description of the Tenth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Tenth Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

On May 8, 2017, the Company issued a press release announcing the early tender results of its previously announced exchange offer and consent solicitation with respect to the Notes and the entry into the Tenth Supplemental Indenture. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

4.1	Tenth Supplemental Indenture, dated as of May 5, 2017, by and among Aurora Diagnostics Holdings, LLC, Aurora Diagnostics Financing, Inc., the guarantors party thereto and U.S. Bank National Association, as trustee.

99.1	Press Release issued by Aurora Diagnostics Holdings, LLC, dated May 8, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURORA DIAGNOSTICS HOLDINGS, LLC

May 8, 2017	/s/ Michael C. Grattendick
Michael C. Grattendick
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

4.1	Tenth Supplemental Indenture, dated as of May 5, 2017, by and among Aurora Diagnostics Holdings, LLC, Aurora Diagnostics Financing, Inc., the guarantors party thereto and U.S. Bank National Association, as trustee.

99.1	Press Release issued by Aurora Diagnostics Holdings, LLC, dated May 8, 2017.